UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

March 26, 2008

Peak International Limited

(Exact Name of Registrant as specified in Charter)

Bermuda	0-29332	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Flat E & F, 19/F., CDW Building, 388 Castle

Peak Road,

Tsuen Wan, New Territories, Hong Kong

(Address of principal executive offices)

Telephone: (852) 3193-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 27, 2008, Peak International Limited (“Peak”) and S&G Company, Ltd. (“S&G”) announced the execution of an Agreement and Plan of Amalgamation, dated as of March 26, 2008 (the “Amalgamation Agreement”), by and among S&G, Daewon Semiconductor Packaging Industrial Co., Ltd. and Peak, pursuant to which S&G will acquire Peak in an all cash transaction valued at approximately $24.8 million. The Amalgamation Agreement provides that, upon the terms and subject to the conditions set forth in the Amalgamation Agreement, Peak will amalgamate and merge with a wholly owned subsidiary of S&G (“Merger Sub”), with Merger Sub continuing as the amalgamated company. At the effective time and a result of the merger, Peak’s shareholders will receive, for each share of Peak common stock that they own, an amount of cash equal to $2.00.

Consummation of the transactions contemplated by the Amalgamation Agreement is conditioned upon, among other things, (1) approval of the Amalgamation Agreement, the amalgamation and the transactions contemplated thereby by the shareholders of Peak, (2) the Bermuda governmental approvals, and (3) resignation of directors and certain officers of Peak. It is anticipated that the transaction will be completed during the second quarter of 2008.

The Amalgamation Agreement contains customary representations and warranties by Peak, S&G and Merger Sub. The Amalgamation Agreement also contains customary covenants and agreements, including with respect to the operation of the business of Peak and its subsidiaries between signing and closing, restrictions on solicitation of proposals with respect to alternative transactions, governmental filings and approvals, public disclosures and similar matters.

The Amalgamation Agreement contains certain termination rights for both Peak and S&G, and further provides that, upon termination of the Amalgamation Agreement under certain circumstances, Peak may be obligated to pay S&G a termination fee of approximately $1.24 million.

The Amalgamation Agreement is included herein as Exhibit 2.1 and is incorporated herein by reference. The forgoing description of the Amalgamation Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to such document.

The Amalgamation Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about Peak, S&G or Merger Sub. As described above, the Amalgamation Agreement contains representations and warranties of each of Peak, S&G and Merger Sub made to the other parties to the Amalgamation Agreement. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Amalgamation Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Amalgamation Agreement. Accordingly, investors should not rely on the representations or warranties as characterizations of the actual state of facts at the time they were made or otherwise.

Certain affiliates of Peak have entered into a voting agreement with S&G, in connection with the Merger. The voting agreement provides that such Peak shareholders will vote their shares of Peak common stock in favor of the approval of the Amalgamation Agreement, the amalgamation and the transactions contemplated thereby. A copy of the voting agreement is attached hereto as Exhibit 2.2 and is incorporated herein by reference.

On March 27, 2008, Peak and S&G issued a joint press release announcing that Peak and S&G had entered into the Amalgamation Agreement. The joint press release of Peak and S&G announcing the execution of the Amalgamation Agreement is attached to this report as Exhibit 99.1.

Additional Information about the Transaction and Where to Find It

In connection with the proposed transaction, Peak will file a proxy statement with the Securities and Exchange Commission. You should read this document when it becomes available because it will contain important information about the transaction. You can obtain the proxy statement and other documents that will be filed with the Securities and Exchange Commission for free when they are available on the Securities and Exchange Commission’s web site at http://www.sec.gov. Also, if you call us at (852) 3193-6000, we will send you the proxy statement/prospectus for free when it is available.

Peak and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of Peak in connection with the proposed transaction. Information about Peak’s executive officers and directors and their ownership of common stock of Peak is set forth in Peak’s Form 10-K for the fiscal year ended March 31, 2007, the proxy statement for Peak’s 2007 Annual Meeting of Shareholders, which was filed with the SEC on July 30, 2007, and the Form 8-K which was filed with the SEC on October 30, 2007. Investors and security holders may obtain additional information regarding the direct and indirect interests of Peak and its executive officers and directors in the proposed transaction by reading the proxy statement regarding the proposed transaction when it becomes available.

Forward-Looking Statements

Statements in this document and the attachments regarding the proposed transaction between S&G and Peak, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company, potential acquisitions, strategic alliances and intellectual property, and any other statements about S&G and Peak managements’ future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the inability to consummate the transaction; the inability to obtain all necessary regulatory and shareholder approvals; the inability of S&G to successfully integrate Peak’s operations and employees; the inability to realize anticipated synergies and cost savings; and any other factors that may affect performance. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. S&G and Peak disclaim any obligation to update any such factors or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future results, events or developments.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Amalgamation, dated as of March 26, 2008, by and among Peak International Limited, S&G Company, Ltd. and among Daewon Semiconductor Packaging Industrial Co., Ltd. (certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the SEC upon request).

2.2	Voting Agreement dated March 26, 2008 by and among S&G Company, Ltd. and the parties named therein.

99.1	Press Release dated March 27, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 27, 2008	PEAK INTERNATIONAL LIMITED

/s/ John Supan
	Name:	John Supan
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Amalgamation, dated as of March 26, 2008, by and among Peak International Limited, S&G Company, Ltd. and among Daewon Semiconductor Packaging Industrial Co., Ltd. (certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the SEC upon request).

2.2	Voting Agreement dated March 26, 2008 by and among S&G Company, Ltd. and the parties named therein.

99.1	Press Release dated March 27, 2008.